SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       March 4, 2004
                                                --------------------------------


                          Varian Medical Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)




       Delaware                     1-7598                 94-2359345
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(State or Other Jurisdiction    (Commission File         (IRS Employer
     of Incorporation)               Number)           Identification No.)


3100 Hansen Way, Palo Alto, CA                                 94304-1030
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code       (650) 493-4000
                                                  ------------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.
         ------------------------------------------

     On March 4, 2004, Varian Medical Systems, Inc. issued a press release regarding its acquisition of assets of OpTx Corporation. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c)      Exhibits.
                  ---------

     99.1 Press Release dated March 4, 2004 regarding Varian Medical Systems to acquire assets of OpTx Corporation.


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


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Varian Medical Systems, Inc.


                                         By:  /s/ JOSEPH B. PHAIR
                                            ---------------------
                                         Name:    Joseph B. Phair
                                         Title:  Vice President, Administration,
                                                 General Counsel and Secretary



Dated:  March 4, 2004

                                  EXHIBIT INDEX



        Number                   Exhibit
        ------                   -------

         99.1 Press Release dated March 4, 2004 regarding Varian Medical Systems to acquire assets of OpTx Corporation.